Exhibit 99.1

PARK CITY GROUP, INC.

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT

PARK CITY GROUP, INC.

STOCK PURCHASE AGREEMENT (as amended or supplemented from time to time, this “Agreement”) made as of June 30, 2010, between PARK CITY GROUP, INC., a Nevada corporation, with its principal offices at 3160 Pinebrook Rd, Utah 84098 (the “Company”) and the undersigned (the “Subscriber”).

W I T N E S S E T H :

WHEREAS, the Company desires to issue, in a private placement, shares of Series B Convertible Preferred Stock, $0.01 par value per share (the “Preferred Stock”) at a price equal to $10.00 per share as described in the Certificate of Designation attached hereto as ExhibitA, with a minimum aggregate purchase price of $4,100,000 (the “Minimum Amount”) of Preferred Stock and a maximum aggregate purchase price of $6,000,000 (the “Maximum Amount”) of Preferred Stock;

WHEREAS, Subscriber desires to acquire the number of shares of Preferred Stock (the “Shares”) having an aggregate purchase price set forth on the signature page hereof (the “Purchase Price.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER.

1.1. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the Shares for the Purchase Price and the Company agrees to sell such Shares in the amount referred to above to the Subscriber for the Purchase Price, subject to the Company’s right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.  As the Company will not issue fractional Shares, each Subscriber will be issued that number of whole Shares which the Purchase Price will purchase (to the extent accepted), rounded down to the next whole Share.    The Purchase Price is payable, at or prior to the closing of this Agreement, by surrender of that certain promissory note between the Subscriber as payee and the Company as payor in an amount equal to or in excess of the Purchase Price (the “Promissory Note”).  Any portion of the Promissory Note in excess of the Purchase Price will be paid to the Subscriber, without interest.

1.2. The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) the Shares have not been registered under the Securities Act of 1933, as amended (“1933 Act”), and the Company has no obligation to register the Shares, ; (ii) an investment in the Shares is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (iii) the Subscriber may not be able to liquidate the Subscriber’s investment; and (iv) the Subscriber could sustain the loss of Subscriber’s entire investment.

1.3. The private placement of the Shares by the Company shall continue for a period commencing on June 30, 2010 and ending on August 31, 2010.

1.4. Treasury Department Circular 230 Disclosure.  To ensure compliance with Treasury Department Circular 230, the Subscriber is hereby notified that: (i) any discussion of U.S. Federal tax issues in this Agreement or the Memorandum is not intended or written to be relied upon, and cannot be relied upon, by the Subscriber for the purpose of avoiding penalties that may be imposed on the Subscriber under the Internal Revenue Code of 1986, as amended (the “Code”); (ii) such discussion is included herein by the Company in connection with the promotion or marketing (within the meaning of Circular 230) by the Company of the transactions or matters addressed herein or therein; and (iii) the Subscriber should seek advice based on its particular circumstances from an independent tax advisor.

1.5. The Subscriber represents as follows:

(a) The Subscriber represents that the Subscriber is an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the 1933 Act) and that the Subscriber is able to bear the economic risk of investment in the Shares.

(b) The Subscriber acknowledges that the Subscriber has significant prior investment experience, including investment in non-listed and non-registered securities.  The Subscriber recognizes the highly speculative nature of this investment.  The Subscriber acknowledges that the Subscriber has carefully read the Company’s Registration Statement on Form SB-2/A filed on January 19, 2007,  and Quarterly Report on Form 10-QSB for the period ended March 31, 2010, and fully understands the contents thereof, and the Subscriber has not received any other offering literature or prospectus and no representations or warranties have been made to the Subscriber by the Company or its employees, affiliates or agents.

(c) The Subscriber acknowledges that the Shares were not offered to the Subscriber by any means of general solicitation or general advertising.  In that regard, the Subscriber is not subscribing for the Shares: (i) as a result of, or subsequent to, becoming aware of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, generally available electronic communication, broadcast over television or radio or generally available to the public on the internet or worldwide web; (ii) as a result of, or subsequent to, attendance at a seminar or meeting called by any of the means set forth in (i) above; or (iii) as a result of, or subsequent to, any solicitations by a person not previously known to the Subscriber in connection with investment in securities generally.

(d)   The Subscriber represents and warrants that the Shares are being purchased for the Subscriber’s own account, for investment purposes only and not for distribution or resale to others.  The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Shares unless they are registered under the 1933 Act or unless an exemption from such registration is available.

(e) The Subscriber understands that the Shares have not been registered under the 1933 Act by reason of a claimed exemption under the provisions of the 1933 Act which depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Subscriber’s representation merely meant that the Subscriber’s present intention was to hold the Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period.  The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell after a pre-determined amount of time would represent a purchase with an intent inconsistent with the Subscriber’s representations and warranties to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

(f) The Subscriber understands that Rule 144 (the “Rule”) promulgated by the SEC under the 1933 Act requires, among other conditions, a one (1) year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act.  The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability.  The Subscriber understands and hereby acknowledges that the Company is the only entity that can register the Shares (and the common stock issuable upon conversion or exercise thereof) under the 1933 Act and that the Company is under no obligation to register the same under the 1933 Act.  The Subscriber acknowledges that the Company may, if it desires, permit the transfer of the Shares out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state “blue sky” laws and subject to the provisions of Section 1.4(g) of this Agreement.

(g) The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares stating that they are “restricted securities” (as defined in the Rule) and may only be publicly offered and sold pursuant to an effective registration statement filed with the SEC or pursuant to an exemption from the registration requirements.

(h) The Subscriber understands that the Company will review this Agreement; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription for any reason or for no reason.

(i) The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Agreement is the Subscriber’s principal residence, if the Subscriber is an individual, or its principal business address, if the Subscriber is a corporation or other entity.

(j) The Subscriber and its advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and all such questions, if any, have been answered to the full satisfaction of the Subscriber and its advisors, if any; and the Company shall provide the Subscriber or its advisors, if any, with the opportunity to ask additional questions of and receive answers (all of which information shall be limited to information in the public realm) from the Company concerning the Company during the period which the Subscriber owns the Shares.

(k) The Subscriber is not relying on the Company with respect to any legal or tax considerations involved in the purchase, ownership and disposition of the Shares.

(l) The Subscriber has such knowledge and expertise in financial and business matters that the Subscriber is capable of evaluating the merits and risks involved in an investment in the Shares.  All information that the Subscriber has provided concerning the Subscriber and the Subscriber’s financial position (including, without limitation, information in this Agreement) is true, correct and complete.

(m) The Subscriber has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement is a legally binding obligation of the Subscriber in accordance with its terms.

(n) Except as set forth herein no representations or warranties have been made to the Subscriber by the Company or any of its respective agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that it has received from the Company or the results of an independent investigation by the Subscriber.

(o) The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Shares unless they are registered under the 1933 Act and applicable state “blue sky” laws or unless an exemption from such registration is available.  The Subscriber represents and warrants that (i) the Subscriber has adequate means of providing for the Subscriber’s current needs and possible personal contingencies; (ii) the Subscriber has no need for liquidity in this investment; (iii) the Subscriber is able to bear the substantial economic risk of an investment in the Shares for an indefinite period; and (iv) at the present time the Subscriber could afford a complete loss of such investment.

(p) It is understood that all documents, records and books pertaining to this investment have been made available for the inspection by the Subscriber’s attorney and/or accountant and the Subscriber, and that the books and records of the Company will be available upon reasonable notice during business hours at its principal place of business.

(q) The Subscriber acknowledges and agrees that any changes made by the Subscriber to any of the documents delivered to the Subscriber shall not be effective unless the Company consents to such changes.

(r) The Subscriber understands that it and its representative(s) could be subject to fines, penalties and other liabilities under applicable securities laws if the Subscriber or its representative(s), while in possession of any material, non-public information , trade in the Common Stock or other securities of the Company or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to trade in such Common Stock or other securities.  The Subscriber agrees that it and its representative(s) will refrain from trading in the Common Stock or other securities of the Company until such time as they are no longer prohibited from trading in such Common Stock or other securities under all applicable securities laws.

(s) In the event that the Subscriber is acting as agent, representative or nominee for another party (each, a “Beneficial Owner”), the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber: (i) with respect to the Subscriber; and (ii) with respect to each Beneficial Owner of the Shares subscribed for hereby.  The Subscriber represents and warrants that he, she or it has all requisite power and authority from said Beneficial Owner(s) to execute and perform the obligations under this Agreement and has anti-money laundering policies and procedures in place reasonably designed to verify the identity of each Beneficial Owner and the sources of each Beneficial Owner’s funds.  Such policies and procedures are properly enforced and are consistent with anti-money laundering/OFAC laws (as defined below) such that the Company may rely on this representation.  The Subscriber agrees, except to the extent specifically prohibited by applicable law, to indemnify the Company and its respective officers and agents for any and all costs, fees and expenses (including reasonable legal fees and disbursements) in connection with any damages resulting from the Subscriber’s or any Beneficial Owner’s misrepresentation or misstatement contained herein, or the assertion of the Subscriber’s lack of proper authorization from each Beneficial Owner of the Shares subscribed for hereby to enter into this Agreement or perform the obligations thereof.

(t) Prospective Subscribers should check the Treasury Department’s Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations.

The Subscriber represents that the Purchase Price was not directly or indirectly derived from activities that may contravene U.S. Federal, state and international laws and regulations, including anti-money laundering laws.

OFAC prohibits, among other things, the engagement in transactions with, and the provisions of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website.

The Subscriber hereby represents and warrants, to the best of its knowledge, that none of:

(i)	the Subscriber;

(ii)	any person controlling, controlled by or under common control with, the Subscriber;

(iii)	if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or

(iv)	any person for whom the Subscriber is acting as agent or nominee in connection with this investment

(A) is a country, territory, individual or entity named on an OFAC list, or is an individual or entity that resides or has a place of business in a country or territory named on such lists;

(B) is a senior foreign political figure1, or any immediate family member2 or close associate3 of a senior foreign political figure within the meaning of the Department of Treasury’s Guidance on Enhanced Scrutiny for Transactions That May Involve the Proceeds of Foreign Official Corruption4 and as referenced in the USA PATRIOT Act of 2001, as amended (the “Patriot Act”);5 or

(C) is a “foreign shell bank”6 and does not transact business with a “foreign shell bank”.

The Subscriber agrees to notify the Company promptly should the Subscriber become aware of any change in the information set forth in these representations.

The Subscriber understands that the Company may not accept any portion of the Purchase Price if the Subscriber cannot make the representation set forth above or if the information provided to the Company is incomplete or is deemed suspicious.

1           A “senior foreign political figure” is defined as a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation.  In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2           “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3           A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

4           For a more extensive discussion of the preceding terms and definitions, see http://www.federalreserve.gov/boarddocs/srletters/2001/sr0103a1.pdf.

5           The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001).

6           A “foreign shell bank” is a foreign bank that does not have a physical presence in any country.

If the Subscriber is an investment entity, then the Subscriber hereby represents and warrants to the Company that the Subscriber is aware of the requirements of the Patriot Act, the regulations administered by OFAC and other applicable U.S. Federal, state or non-U.S. anti-money laundering laws and regulations (as amended, collectively, the “anti-money laundering/OFAC laws”).  The Subscriber further warrants and represents that it has anti-money laundering policies and procedures in place reasonably designed to verify the identity of its beneficial owners and/or underlying investors (as applicable) and their sources of funds.  Such policies and procedures are properly enforced and are consistent with the anti-money laundering/OFAC laws.  The Subscriber hereby warrants to the Company that, to the best of its knowledge, the Subscriber’s beneficial owners and/or underlying investors (as applicable) are not individuals, entities or countries that may subject the Company to criminal or civil violations of any anti-money laundering/OFAC laws.  The Subscriber hereby acknowledges and agrees that the Company, or any other party on behalf of the Company, may be required and shall be entitled to reveal any information regarding the Company and the Subscriber’s investment in the Company, including details of the Subscriber’s identity, to their regulators and/or any other government agency within their jurisdiction, as they shall, in their sole and absolute discretion, consider appropriate.

2.	TERMS OF SUBSCRIPTION.

The offering of the Shares is being made on a “best efforts” basis as more particularly set forth herein.

3.	MISCELLANEOUS.

3.1. All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) one (1) business day after the business day of transmission if sent by telecopier (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or (c) one (1) business day after the business day of deposit with the carrier, if sent for next business day delivery by Express Mail, Federal Express or other recognized express delivery service (receipt requested), in each case addressed to the Company at the address indicated on the first page of this Agreement marked “Attention: Randy Fields” and to the Subscriber at the Subscriber’s address indicated on the last page of this Agreement (or to such other addresses and/or telecopier numbers as a party may designate as to itself by notice to the other parties).

3.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the parties.

3.3. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

3.4. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Utah without regard to Utah conflict of law rules.  The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Utah and they hereby submit to the exclusive jurisdiction of the courts of the State of Utah and of the Federal courts in Utah with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Shares hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in case of the address set forth below or such other address as a party shall furnish in writing to the other parties.

3.5. This Agreement may be executed in counterparts.  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

3.6. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

3.7. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

3.8. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

*** THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK ***

ALL INVESTORS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement on _____________________, 2010.

_________ Shares x $10.00 per Share = $_______________ (minimum subscription = $10,000)

_____________________________________
Exact Name in Which Title is to be Held
_____________________________________
(Authorized Signature)
_____________________________________
Print Name of Signatory and Capacity in which Signed if an Entity
_____________________________________
Signature (if Joint Tenants or Tenants in Common)
_____________________________________
Print Name of above Signatory
SUBSCRIPTION ACCEPTED:

PARK CITY GROUP, INC.

By:___________________________

Name:_________________________

Title: _________________________ Date:__________________________ ______________________________
Aggregate Purchase Price Accepted